SUPPLEMENT TO THE PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                                       OF
                     EVERGREEN SELECT TOTAL RETURN BOND FUND
                                  (the "Fund")


         Effective October 30, 1998, responsibility for investment management of the foreign bond component of the Evergreen Select Total Return Bond Fund has been delegated by First Union National Bank ("FUNB") to First International Advisers, Ltd. ("FIA"). FIA selects foreign bonds to be purchased and sold by the Fund, and selects broker-dealers to execute portfolio transactions. FUNB pays FIA an annual fee for its services equal to 0.60% of the assets FIA manages. Investment decisions for FIA are made by a committee of three investment professionals. FIA is a wholly-owned subsidiary of First Union National Bank.







October 30, 1998